COMMITMENTS AND CONTINGENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Schedule of Annual Purchase Commitments Under Contracts
The following table summarizes REE’s contractual obligations and other commitments for cash expenditures as of December 31, 2023, and the years in which these obligations are due. Certain obligations are reflected in our balance sheet, while other are disclosed as future obligations. This table is not meant to represent a forecast of our total cash expenditures for any of the periods presented.

Purchase commitments
2024	$13,600
2025	4,454
2026	—
2027	—
2028 and thereafter	—
Total	$18,054